STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Investment in Master Trust (Note 3)	$ 1,621,142	$ 1,487,052
Receivables
Employer contributions	432	717
Notes receivable from members	52,934	48,933
Total Assets	1,674,508	1,536,702
LIABILITIES
Accrued expenses	280	489
Total Liabilities	280	489
Net Assets Available for Benefits at End of Year	$ 1,674,228	$ 1,536,213